Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

April 2023

BTCS

StakeSeeker by BTCS

www.btcs.com

www.stakeseeker.com

Safe Harbor

The following presentation contains statements, estimates, forecasts, and projections regarding future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team regarding our blockchain infrastructure operations business, planned continued expansions, market opportunity, the risk profile of our crypto asset holdings, plans regarding securing other proof of stake blockchains, expected gross margins, our balance sheet growth, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing StakeSeeker our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, a significant decrease in the value of our crypto asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our crypto assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 31, 2023. The increasing risk of legislation or regulation arising from custodial platforms that may help protect investors presents many unknowns to our business and may increase costs. Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS Business Model

BTCS generates revenue through its **blockchain infrastructure** operations by securing **next-generation blockchain** networks that power Web 3.

Our strategy focuses on driving **scalable growth** of our **StakeSeeker** platform, designed to attract users by offering consolidated crypto analytic tools and enabling them to participate in blockchain networks through staking to our validator nodes.

Blockchain infrastructure

- Secure disruptive PoS blockchain tokens
- Operate validator nodes on variety of networks
- Stake our crypto holdings to earn rewards

Staking-as-a-Service

- Non-custodial model
- Others delegate (stake) their tokens to BTCS nodes
- We can earn a percentage of rewards on delegated assets

StakeSeeker Platform

- Robust API driven analytics platform
- Users monitor and track consolidated crypto portfolio in single dashboard
- Stake Hub enables users to stake to our nodes

Value Proposition

- Only pure-play Nasdaq listed staking company
- Executive leadership team with extensive industry and capital markets experience
- 9+ years blockchain focus
- Unique and scalable business model

2022 Financial Highlights

- $1.7 million revenue
- 75% Gross Margins
- Debt-free
- ETH - ~80% of FMV holdings
- 17 total blockchains held
- 40% insider ownership*
- First U.S. public company to pay a dividend in Bitcoin (the "Bividend")

* Insider ownership as of March 31, 2023

BTCS

StakeSeeker

StakeSeeker is BTCS's proprietary **Cryptocurrency Dashboard and Staking-as-a-Service platform**, developed to empower users to better understand and grow their crypto holdings with innovative portfolio analytics and a non-custodial process to earn staking rewards on crypto asset holdings.

Bitstamp

GEMINI

kraken

BINANCE

BITTREX

coinbase

TOKENS



- Consolidate crypto position data
- Evaluate portfolio performance
- Earn and track staking rewards

www.stakeseeker.com

StakeSeeker

StakeSeeker is a **comprehensive crypto dashboard** and education center for users to link and monitor their consolidated crypto portfolio data across multiple exchanges and wallets and have access to a **suite of data analytic tools**, including performance and reward tracking.

Connect

Link exchanges and wallets where your crypto is held to evaluate and monitor your consolidated crypto portfolio in a central dashboard.


StakeSeeker
Portfolio History
$1,915,361.04
$54.05
Cardano
Avalanche
Kusama
Tether
$8.96
$34.00
$30.15
$47.78

Analyze

Analyze your crypto performance with a suite of data analytic and reporting tools, including trading history and rewards tracking.


Portfolio
Portfolio History
Relative Performance
Allocation
Token History
Exchange/Wallet Distribution

BTCS

StakeSeeker

StakeSeeker's **Stake Hub** enables users to earn rewards by securely staking with StakeSeeker validators on a growing number of supported blockchains. As a **non-custodial validator operator**, BTCS receives a percentage of delegated token staking rewards, known as **validator node fees**, creating the potential opportunity for scalable revenue and business growth with limited additional costs.

Stake

Delegate your crypto to StakeSeeker validators to participate in networks and earn rewards.


Stake Hub
Total Value Staked: $54.05
USD / Tokens


Stake Hub
Cosmos (ATOM)
$10.81
22% APR*
Wallets
USD / Tokens
Cosmos Wallet
$112.73
How to stake Cosmos (ATOM) with Keplr Wallet
Keplr
Scan QR code

StakeSeeker

StakeSeeker's new **AutoStake** feature enables delegators for certain networks to grant permission to a validator the responsibility to re-stake rewards on their behalf through security permissions of digital wallet .

By enabling AutoStake, rewards are compounded by being **automatically re-staked** up to twice a day back into the network at no cost to delegator.

AutoStake can be enabled for select networks supported by StakeSeeker with a few simple steps:

1. **Connect** to Keplr Wallet browser extension
2. **Delegate** to StakeSeeker node
3. **Enable** AutoStake through wallet permissions



The Power of Compounding
With AutoStake
Without AutoStake
Earnings
Time

Current AutoStake Enabled Networks

COSMOS KAVA AKASH

stakeseeker.com/autostake

Blockchain Networks Secured by BTCS

BTCS's current **blockchain infrastructure** operations are comprised of the blockchain networks described below. Our expansion strategy involves the evaluation of **high utility** and **promising blockchains** that can be supported on the **StakeSeeker** platform.

StakeSeeker Supported Blockchains

COSMOS
"The internet of blockchains" ecosystem for interoperability.

KAVA
Lightning-fast network connecting Cosmos and Ethereum.

NEAR
Developer and user-friendly dApp platform.

CARDANO
Sustainability focused blockchain based on peer-reviewed research.

AKASH
Decentralized cloud computing marketplace.

OASIS
Privacy-enabled scalable blockchain network for DeFi.

KUSAMA
Scalable network for early stage Polkadot deployments.

AVALANCHE
Fast, low cost open-source platform for dApps.

Blockchains Under Research

POLYGON
Building and connecting Ethereum - compatible blockchain networks.

EVMOS
Interoperable blockchain for cross-chain dApp development.

SOLANA
High speed network for dApp development and scalability.

BAND PROTOCOL
High-performance, cross-chain data oracle platform.

Other Blockchains Secured by BTCS

ETHEREUM
Leading smart contract layer-one decentralized platform.

TEZOS
Self-upgradable, security-focused, and energy-efficient.

MINA
Extremely lightweight blockchain.

POLKADOT
Enables multiple networks to operate together seamlessly.

AXIE INFINITY
NFT based online gaming.

For more details on each respective blockchain, visit our website at https://www.btcs.com

BTCS Scalable Business Model

Blockchain Infrastructure

- BTCS secures disruptive next-generation Proof-of-Stake blockchains that can power **DeFi, NFT, and Metaverse ecosystems**.
- We **earn revenue** by staking our crypto assets and running validator nodes 24/7, securing blockchain networks, and participating in network consensus by validating transactions on PoS blockchains.


MINA
CARDANO
KUSAMA
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

StakeSeeker Platform

- StakeSeeker by BTCS enables users to earn crypto rewards by staking through our **non-custodial Stake Hub** and evaluate their crypto portfolios across exchanges and wallets in a single analytics platform.
- The Platform aims to attract users and provide a simple means to **delegate/stake** user tokens to BTCS run validator nodes, boosting revenue growth through scale.
- BTCS will receive a percentage of token holders staking rewards as a validator node **fee**.



Delegated Proof-of-Stake Blockchain Mechanics*

What is Staking?

- Staking cryptocurrencies involves supporting the **consensus mechanism** of a Proof-of-Stake blockchain. The process involves committing crypto assets to support and validate transactions on a blockchain network, **earning rewards** for successful verification of transactions.
- Delegator's tokens are locked in network-based **smart contracts** ("Staked") with validator nodes as an incentive to ensure transaction validation adheres to the rules of the blockchain network.
- Rewards are typically earned based on the number of tokens staked to a node selected to **validate transactions** on a blockchain.



Token Holders
Blockchain Network
90% Rewards
1
Token Holders Delegate Rights
10% Fee
Transaction Validation
3
2
Validator Node

1 **Token Holders** ("Delegators") delegate their tokens to a Validator Node, but maintain their private keys (i.e. money), hence non-custodial.

2 **Validator Node** actively participates in the consensus mechanism and validates transactions.

3 **Blockchain Network** Rewards are distributed by the network to Token Holders and Fees for providing technical infrastructure are sent to Validator Node operators.

*For illustrative purposes only, actual fees may differ based on blockchain and competition.

Comparison to a More Widely Known Business Model



Individual Owns Property
Property Listed on Airbnb for Rent
Property Rented
Rental Fee
90%
10%
airbnb
Asset Held by Individual
Decision to Monetize Asset
Monetizing Activity
Earnings & Payouts
Individual Holds Crypto
StakeSeeker by BTCS
Tokens Staked to StakeSeeker Nodes
Transaction Validated
Blockchain Rewards
90%
10%
StakeSeeker by BTCS

Individual chooses to monetize their assets. **Renting physical assets** to earn rental income on **Airbnb's** platform is a similar concept to **staking tokens** to earn rewards using **BTCS's StakeSeeker** nodes.

Staked tokens are **delegated** to nodes to validate blockchain transactions and earn rewards.

Validator nodes operators earn a **fee** on rewards earned, similar to the **service fee** Airbnb charges for listing properties on its platform.

For illustrative purposes only. Airbnb and validator node operations are significantly different in many respects. Fees charged by Airbnb and validator node operators vary and are subject to change.

Importance of Custody in Today's Environment

It is more crucial than ever to **educate** the public on the importance of taking control of their crypto assets through self-custody. Non-custodial staking offers a **secure and rewarding** solution for managing and growing your crypto assets with full control of your private keys.

Safeguarding

The safeguarding of customer funds continues to be a hot topic in the news. In light of the recent collapses of crypto lending platforms and exchanges, including FTX, the phrase **"Not your keys, not your crypto",** has been more widely circulated. This phrase refers to the inherent risk of keeping crypto on exchanges that hold the private keys to your crypto assets.

Self-Custody

Non-custodial staking encourages holders of crypto to maintain control of their assets by moving them off-exchange and into more **secure digital wallets**, where crypto holders can control the security of their private keys instead of trusting unregulated third-parties.

Non-Custodial Staking

Staking from digital wallets enables you to participate in blockchain networks through delegation, creating the possibility to grow your holdings through staking rewards. This is considered **non-custodial staking,** as you retain control of your private keys during the delegation and staking process.

Differentiating Non-Custodial Staking Model

Staking through BTCS's **StakeSeeker** platform is **non-custodial**, which differs from staking and earn programs offered by centralized crypto exchanges that have faced recent regulatory scrutiny.

Custodial Staking

- Crypto exchanges create wallets for **accounts** set up **on exchange**
- Custodian has control over crypto assets (i.e. private keys) held in customer exchange accounts
- Users do not maintain (or control) private keys
- "Staked" assets are **pooled with others** by custodian (common enterprise)
- Actions of exchanges as **controller of customer assets and pool operator** result in expectation of profits from their efforts
- **Exchanges** determine the annual percentage return ("APR"), frequency **they distribute rewards** and have right to change at their discretion
- Typically, higher transaction fees

coinbase kraken BINANCE

vs.

Non-Custodial Staking

- Crypto holders purchase tokens on exchanges and transfer **off-exchange** to **digital wallets**
- Users maintain control of private keys and direct staking activities from their wallets
- Users control safeguarding of their assets
- Validators do not take control of assets, so cannot pull them
- Operation of validator nodes is **ministerial in nature** and does not result in expectation of profits from efforts of others
- **Each blockchain** determines the reward frequency, unbonding periods, as well as APR and **distributes rewards directly** to the delegator
- Lower transaction fees

StakeSeeker by BTCS

SaaS Market Opportunity – Fragmented Competition

BTCS expects the Staking-as-a-Service market opportunity to **grow with blockchain network adoption**. We anticipate the market participant structure for the subset of blockchains depicted below to be representative of the much larger PoS market.

Total Staked Value

10 BTCS Secured Blockchains (excluding ETH*)

Larger, more well-known organizations like Coinbase and Binance compete as custodial staking options (i.e. on exchanges), which represents a small proportion of the overall staking market.

StakeSeeker provides **non-custodial** staking, targeting a more significant and fragmented market opportunity.



Custodial
$3B, 9%
~20 Validators
coinbase
BINANCE
kraken
Non-Custodial
$34B, 91%
6k+ Validators

*The illustrative chart represents data from the top 10 PoS blockchains currently secured by BTCS in addition to excluding ETH also excludes AVAX and AXS as of September 28, 2022.
This slide reflects solely the opinion of BTCS and its management.

Blockchain – Crypto Exposure Options

BTCS offers investors the opportunity to gain **exposure to crypto markets** with a focus on **next-generation blockchains** powering Web 3 and the growth of NFTs, DeFi, and the Metaverse.

1. Direct Crypto Ownership

2. VC & Private Investments

3. Public Companies

Focus	Overview	Business Model	Investment Options
1st Generation Blockchains	• Digital Currency (e.g. Bitcoin) serves as digital store of value • Proof-of-Work ("PoW") Mining	• Capital Intensive Hardware with no Residual Value • High Energy Consumption • Increasingly Centralized	Nasdaq: Marathon Digital Holdings, IOT, Hut 8, Coinbase, Bakkt – 28+ Options (Bitcoin Miners & Exchanges) OTC: Grayscale – 25+ Options
Next-Generation Blockchains	• Infrastructure powering • Web 3, NFTs, DeFi, and the Metaverse • Proof-of-Stake Staking	• Highly Scalable, Hardware-Lite • Higher Transaction Throughput • Environmentally Friendly (ESG) • More Decentralized	NEO Exchange: DeFi, WonderFi, tokens.com, Ether Capital – 4 Options Nasdaq: BTCS, coinbase *(Primarily an exchange)* – 2 Options

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management. While we believe the information to be accurate, there may be more exposure options available, and business models may change.

Key Takeaways

Disruptive and growth industry

Dedicated management team with deep industry and capital markets experience

High growth and scalable business model

75% gross margins, debt free*

40% Insider ownership**

StakeSeeker by BTCS

Robust integrated Staking-as-a-Service and data analytics platform

*For the year ended December 31, 2022.
** Insider ownership as of March 31, 2023

BTCS

Key Service Providers

EQUITY STOCK TRANSFER	Transfer Agent
Nason Yeager	Legal Counsel
RBSM	Auditor

Contact Us

IR Ph: 202-987-8368
Email: ir@btcs.com

www.btcs.com
www.stakeseeker.com

twitter.com/NasdaqBTCS
www.linkedin.com/Nasdaq-btcs
www.facebook.com/pg/NasdaqBTCS/posts/
www.youtube.com/c/BTCSInc
Discord: StakeSeekerbyBTCS
Telegram: @StakeSeeker_bot

BTCS

Appendix

Management & Board

Management



Charles Allen
Chief Executive Officer & Chairman of the Board



Michal Handerhan
Chief Operating Officer & Director



Michael Prevoznik
Chief Financial Officer



Manish Paranjape
Chief Technology Officer

Independent Directors



Carol Van Cleef
Director



Charlie Lee
Director



Melanie Pump
Director

Core Values

- Integrity
- Teamwork
- Trust
- Fairness
- Accountability
- Diversity and Inclusion

For full biographies of our Management team and Board of Directors, visit our website at www.btcs.com.

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that verify and validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

BTCS

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, etc.)

The internet changed the way people communicate with each other.
Blockchains change the way people transact with each other.



Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Metaverse – Virtual extension of world



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
SOLANA
ethereum
COSMOS
Polkadot
NEAR
CARDANO
AVALANCHE
polygon
Tezos
KUSAMA

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.



Gold Reserves
$11.8T(2)
Bitcoin
$318B(1)

Next-Generation PoS Blockchains

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.



Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains (3)
$167B(1)

Sources: (1) CoinMarketCap.com as of 12/31/2022. (2) world gold reserves according to World Gold Council (End-2021). (3) Includes Ethereum, Cardano, Polygon and Polkadot.
The above was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Active Development Leading Indicator of Future Value*

The **significant increase** in both total developers and code commits on the Ethereum blockchain indicates its dominance and value proposition.

Monthly Active Developers Since Launch



4,000
3,000
2,000
1,000
0
Total Developers
Ethereum
Polkadot
Solana
Cosmos
Bitcoin
Binance Smart Chain
NEAR
Avalanche
Terra
Flow
Stacks
Celo
Fantom
Polygon
Cardano
Tezos
Internet Computer
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
Days Since First Commit

A **Commit** is an update to the code of a blockchain that is pushed to GitHub a public code repository. It's an indication of the level of software development.

Days Since First Commit is representative of when a blockchain was launched.

Source: Electric Capital. Developer Report. January-December 2021.
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.